Aristotle/Saul Opportunity Fund
Class I: ARSOX
A series of the Investment Managers Series Trust

Supplement Dated, January 17, 2014
To the Summary Prospectus, Prospectus, and Statement of Additional Information
Dated May 1, 2013, as supplemented

On January 17, 2014, the name of the Fund will be changed to Aristotle/Saul Global Opportunities Fund.  In addition, the “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus are supplemented with the following:

Under normal market conditions, the Fund will invest in at least three different countries and invest at least 40% of its net assets in securities of issuers located outside the United States.

Please retain this Prospectus Supplement with your records.